Exhibit 99.1

Bottomline Technologies to Acquire Optio Software

Business Combination to Expand Transactional Document Automation Capabilities

PORTSMOUTH, NH – March 03, 2008 – Bottomline Technologies (NASDAQ: EPAY), a leading provider of collaborative payment, invoice and document automation solutions, today announced it has entered into an agreement to acquire Optio Software (OTCBB:OPTO.OB), a provider of technology solutions for improving the efficiency of document-intensive processes.

The acquisition is expected to extend Bottomline’s leadership position as a provider of advanced capabilities for transactional document automation. The proposed transaction, which has been approved by the Board of Directors of both companies, is subject to Optio Software shareholder approval and other standard closing conditions. The agreement, valued at $44.9 million, is expected to close during Bottomline’s fiscal fourth quarter and be accretive to fiscal 2009 earnings.

“We look forward to welcoming Optio’s customers, business partners and employees to Bottomline. We believe the combination of Optio’s technology and solutions with Bottomline’s existing capabilities will allow us to deliver greater value to customers in the future,” said Rob Eberle, President and CEO of Bottomline Technologies. “Optio will bring a significant customer and maintenance base, and strong vertical presence and domain expertise in healthcare, including more than 700 hospitals and healthcare organizations.”

“In addition to the strategic benefits, we expect the acquisition will have a meaningful impact on our future financial results,” said Kevin Donovan, CFO of Bottomline Technologies. “With significant recurring revenues of approximately 60% and a plan to fully integrate the company, we expect the transaction will produce positive, long-term results for our customers and stockholders alike.”

Headquartered in Alpharetta, GA, Optio Software serves a global customer base with offices in the United Kingdom, France, the Netherlands and Germany. The company’s products integrate with industry-leading ERP systems and hospital information systems (HIS) to automate and accelerate the creation, distribution, storage and exchange of transactional business documents and health records. More than 5,500 customers around the globe leverage Optio’s products. Customers include Motorola, Home Depot, Sony, Liz Claiborne, Mercy Health Center, Herbalife International, Midwest Health Systems and Pendragon PLC.

“Bottomline and Optio Software share a common vision for how organizations can improve the performance of critical business functions by accelerating the transition from paper- to electronic-based processes,” said Wayne Cape, President and CEO of Optio Software. “We believe that the combination of the two organizations, with their complementary solutions, extensive domain expertise and broad customer bases, will create exciting new opportunities for customers seeking to maximize the strategic value associated with the automation and improvement of document-intensive business processes.”

Bottomline Technologies will host a call today, Monday, March 3, 2008 at 8:30 a.m. EST to discuss the acquisition. The call can be accessed by dialing 877-777-1972 in the United States or 612-338-9017 internationally.

A digital replay of the conference call will be available from 8:00 a.m. EST on March 4, 2008 through Midnight EDT on March 11, 2008. The replay can be accessed by dialing U.S. 800-475-6701 or International 320-365-3844, Access Code #: 914106. The conference call will also be available live at www.bottomline.com. Following the call, a replay will be available on the Web site and will remain accessible for a period of three months.

About Bottomline Technologies

Bottomline Technologies (NASDAQ: EPAY) provides collaborative payment and invoice automation solutions to corporations, financial institutions and banks around the world. The company’s solutions are used to streamline, automate and manage processes and transactions involving global payments, invoice approval, purchase-to-pay, collections, cash management and document process automation. Organizations trust these solutions to meet their needs for cost reduction, competitive differentiation and optimization of working capital. Headquartered in the United States, Bottomline also maintains offices in Europe and Asia-Pacific. For more information, visit www.bottomline.com.

Bottomline Technologies and the BT logo are trademarks of Bottomline Technologies, Inc. which may be registered in certain jurisdictions. All other brand/product names are trademarks of their respective holders.

Safe Harbor for Forward-Looking Statements

Statements in this press release regarding the proposed transaction between Bottomline and Optio Software, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, plans to integrate Optio Software with Bottomline and future opportunities for the combined company and any other statements about Bottomline or Optio Software managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, including the ability to obtain approval of the transaction by Optio Software’s shareholders; the ability of Bottomline to successfully integrate Optio Software’s technology, operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in Bottomline’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and its most recent quarterly report filed with the SEC and in Optio Software’s Annual Report on Form 10-K for the fiscal year ended January 31, 2007 and its most recent quarterly report filed with the SEC. Bottomline and Optio Software disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

Important Additional Information Will Be Filed With The SEC

Optio Software plans to file with the Securities and Exchange Commission, or the SEC, and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Bottomline, Optio Software, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Bottomline and Optio Software through the Web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Optio Software by contacting Caroline Bembry at (770) 576-3525.

Bottomline and Optio Software, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Bottomline’s directors and executive officers is contained in Bottomline’s Form 10-K for the fiscal year ended June 30, 2007 and its proxy statement dated October 15, 2007. Information regarding Optio Software’s directors and executive officers is contained in Optio Software’s Form 10-K for the fiscal year ended January 31, 2007 and its proxy statement dated June 1, 2007, which are filed with the SEC. As of March 3, 2008, Optio Software’s directors and executive officers beneficially owned approximately 14.1 million shares, or 57%, of Optio Software’s common stock. In addition, since Optio Software’s June 1, 2007 proxy statement, executive officers of Optio Software entered into change of control agreements or amended existing change of control agreements and were awarded cash bonuses, and executive officers and directors of Optio Software were awarded options to purchase a total of 230,000 shares of Optio Software common stock. A more complete description will be available in the Proxy Statement.